Miles Funds, Inc.

Institutional Money Market Fund

Addendum to Prospectus

Notice of Involuntary Redemption

And

Statement of Additional Information

dated

July 26, 2019

Addendum dated February 24, 2020

The Addendum to Prospectus supplements the Prospectus of the Institutional Money Market Fund dated July 28, 2019 and constitutes written notice of involuntary redemption.

On February 18, 2020 the Board of Directors of the Miles Fund, Inc. (the “Fund”), including all disinterested Directors, at a duly called special meeting of the Board, unanimously voted to approve a plan of involuntary redemption, liquidation and dissolution (the “Plan of Redemption”) as permitted the by Fund’s Articles of Incorporation, as amended. The Plan of Redemption, when implemented, will result in the complete redemption of all shareholder accounts of the Institutional Money Market Fund (“IMMF”) on or about March 27, 2020, but not later than March 31, 2020, followed by the termination of all IMMF operations, the deregistration of the Fund as an investment company, and dissolution of the Fund.

The decision to adopt and implement the Plan of Redemption was taken in anticipation of the sale of substantially all of the assets of Miles Capital. Inc., the Investment Adviser, Transfer Agent and Administrator of the Fund and IMMF to PMA Financial Network, LLC which is expected to close on or about March 31, 2020. As a result of this sale, Miles Capital. Inc. will cease operations as a registered investment advisor, transfer agent and administrator and consequently the Board believes redeeming the shareholders, ceasing operations and terminating of the Fund is in the best interest of all shareholders.

Effective March 26, 2020, IMMF will no longer accept any new shareholders or any further deposits from any existing shareholders, but will accept all redemption requests according to the procedures described in the Prospectus and past practices until March 27, 2020 (the “Cessation Date”). Between now and the Cessation Date, investment assets in the Fund will be transitioned to shorter term securities in compliance with the Fund’s investment objectives, policies and restrictions. Although no guarantee can be made, it is Miles Capital’s intention to maintain the investment yield of the Fund at a competitive level until the Cessation Date through appropriate investments and through the waiver of fees as needed.

Any shareholder accounts in IMMF with positive balances on the Cessation Date will all be redeemed automatically on the Cessation Date without further action by the affected shareholders. Unless the Fund is instructed otherwise by the affected shareholders, redemption proceeds of any accounts existing on the Cessation Date will be wired to each affected shareholder to the shareholder’s bank or other account used previously by the Fund to pay redemptions.

Between now and the Cessation Date representatives of the Fund will be visiting with all current shareholders to answer questions and assist in arranging redemptions on or before the Cessation Date. In the meantime questions regarding this should be directed to Amy M. Mitchell at 515-224-2720.

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This Addendum and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference.  A statement of Additional Information, dated July 26, 2019 has been filed with the Securities and Exchange and incorporated herein by reference.  You may obtain the

Prospectus or Statement of Additional Information without charge by calling the Fund at (866) 720-2995 or visiting www.institutionalmoneymarket.com.